UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported May 12, 2004

SPATIALIZER AUDIO LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26460	95-4484725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2625 Hampshire Road, Suite 330, Westlake Village, California 91361
(Address of Principal executive offices)

Registrant’s telephone number, including area code: (408) 453-4180

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES
Exhibit Index
EXHIBIT 99.1

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On May 12, 2004, Spatializer issued a press release announcing its operating results for the quarter ended March 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report and is hereby incorporated to this Item 9 by reference.

     The information in this report (including exhibits hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or the Securities and Exchange Commission’s rules and regulations, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spatializer Audio Laboratories, Inc.
Date: May 13, 2004	By:	/s/ Henry R. Mandell
		Name:	Henry R. Mandell
		Title:	Chief Executive Officer and CFO

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Exhibit Index

Exhibit	Description of Exhibit
99.1	Spatializer Audio Laboratories, Inc. press release dated May 12, 2004